                                                                    EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME:   Philip Services Corporation       Petition Date:          06/02/03

                                               CASE NUMBER:      03-37718-H2-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH:    OCTOBER         YEAR:       2003
                                   [In Thousands of Dollars]

            MONTH                            Jun - 2003    Jul - 2003    Aug - 2003    Sep - 2003    Oct - 2003    Nov - 2003
                                             ----------    ----------    ----------    ----------    ----------    ----------
REVENUES (MOR-6)                             $   63,454    $   60,467    $   61,836    $   64,857    $   72,168    $       --
INCOME BEFORE INT. DEPREC./TAX (MOR-6)       $    3,225    $   (2,624)   $   (3,222)   $     (239)   $    1,824    $       --
NET INCOME (LOSS) (MOR-6)                    $   (7,680)   $   (6,507)   $   (7,033)   $   (1,959)   $   (1,690)   $       --
PAYMENTS TO INSIDERS (MOR-9)                 $      363    $      333    $      391    $      337    $      369    $       --
PAYMENTS TO PROFESSIONALS (MOR-9)            $       --    $       10    $    1,071    $    1,526    $      549    $       --
TOTAL DISBURSEMENTS (MOR-7)                  $   54,261    $   73,577    $   70,511    $   68,431    $   79,360    $       --
                                             ==========    ==========    ==========    ==========    ==========    ==========

*** The original of this document must be filed with the United States Bankruptcy Court and a copy must be sent to the United States Trustee***

   REQUIRED INSURANCE MAINTAINED

       AS OF SIGNATURE DATE

                                                      EXP.
                                                      DATE
                             ------------------------------------
Casualty                     YES (X)   NO ( )    4      30     04
Liability                    YES (X)   NO ( )    4      30     04
Vehicle                      YES (X)   NO ( )    4      30     04
Worker's                     YES (X)   NO ( )    4      30     04
Other:                       YES (X)   NO ( )   11      30     03

ATTORNEY NAME:                  John F. Higgins IV

FIRM:                           Porter & Hedges, L.L.P.

ADDRESS:                        700 Louisiana

ADDRESS:                        Suite 3500

CITY, STATE ZIP:                Houston, TX 77002-2764

TELEPHONE:                      713-226-0648

                                                               CIRCLE ONE

Are all accounts receivable being collected within terms?     Yes      No  X

Are all post-petition liabilities, including taxes,
being paid within terms?                                      Yes X    No

Have any pre-petition liabilities been paid?    Yes  X     No
If so, describe PRE-PETITION LIABILITIES WHICH WERE APPROVED FOR PAYMENT BY THE COURT (I.E., EMPLOYEES REIMBURSEMENTS, CRITICAL VENDORS, ETC.) WERE PAID.

Are all funds received being deposited into DIP bank accounts?  Yes   No  X
If so, describe FOUR "NON-DIP" LOCK-BOX ACCOUNTS (WELLS-FARGO OWNED) ALSO RECEIVE CASH DEPOSITS

Were any assets disposed of outside the normal course of business?  Yes   No  X
If so, describe

Are all U.S. Trustee Quarterly Fee Payments Current?    Yes  X    No

What is the status of your Plan of Reorganization?         PLAN WAS FILED ON
SEPTEMBER 19, 2003.



                           I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                           SIGNED   /s/ Michael Taff
                                    -----------------------------
                                    (ORIGINAL SIGNATURE)

                           TITLE    V.P. -  Controller
                                    -----------------------------

MOR-1

CASE NAME: PHILIP SERVICES CORPORATION
CASE NUMBER: 03-37718-H2-11

                            COMPARATIVE BALANCE SHEET
                            [In Thousands of Dollars]


                                            FILING
                                             DATE
ASSETS                                    JUNE 2, 2003   JUN - 2003   JUL - 2003   AUG - 2003   SEP - 2003   OCT - 2003  NOV - 2003
                                          ------------   ----------   ----------   ----------   ----------   ----------  ----------
CURRENT ASSETS:
   Cash                                   $     16,851   $   17,693   $   13,408   $   18,885   $    8,889   $   12,589
   Restricted Cash:  Wells-Fargo Foothill       14,860       41,896       53,714       39,713       51,698       42,126
   Accounts Receivable, Net                    166,223      142,840      133,111      140,573      127,977      135,639
   Inventory: Lower of Cost or Market           23,253       20,153       20,746       22,648       25,457       31,072
   Other                                        43,233       39,448       39,670       43,255       47,893       50,071
TOTAL CURRENT ASSETS                           264,420      262,030      260,649      265,074      261,914      271,497          --
                                          ============   ==========   ==========   ==========   ==========   ==========  ==========
Property, Plant and Equipment at Cost          266,624      268,749      269,424      269,909      266,941      267,123
Less: Accumulated Depreciation                 (91,313)     (93,752)     (96,085)     (98,355)     (99,081)    (101,034)
Net Book Value of Property, Plant
 and Equipment                                 175,311      174,997      173,339      171,554      167,860      166,089          --
                                          ============   ==========   ==========   ==========   ==========   ==========  ==========
Other Long-Term Assets                          22,015       21,824       21,667       24,242       23,031       22,717
TOTAL ASSETS                              $    461,746   $  458,851   $  455,655   $  460,870   $  452,805   $  460,303  $       --
                                          ============   ==========   ==========   ==========   ==========   ==========  ==========

MOR-2

CASE NAME: PHILIP SERVICES CORPORATION

CASE NUMBER: 03-37718-H2-11


                            COMPARATIVE BALANCE SHEET
                            [In Thousands of Dollars]


                                         FILING DATE
LIABILITIES AND OWNER'S EQUITY            JUN - 2003    JUN - 2003   JUL - 2003   AUG - 2003   SEP - 2003   OCT - 2003   NOV - 2003
                                         ------------   ----------   ----------   ----------   ----------   ----------   ----------
LIABILITIES:

  POST-PETITION LIABILITIES (MOR-4)      $         --   $   53,207   $   62,584   $   80,711   $   76,910   $   90,816   $       --
  PRE-PETITION LIABILITIES:
     Secured Term Note Payable                170,905      170,905      170,905      170,905      170,905      170,905
     Secured PIK Notes Payable                137,027      137,027      137,027      137,027      137,027      137,027
     Unsecured PIK Notes Payable               51,003       51,178       51,178       51,178       51,178       51,178
     Revolver Note Payable                     50,282       50,282       50,282       50,282       51,668       52,947
     Other Notes Payable                        5,334        5,136        5,136        3,617        3,617        3,617
     Intercompany Notes Receivable with
      Non-Filed Entities                      (50,878)     (50,878)     (50,878)     (50,878)     (50,878)     (50,878)
     Trade Accounts Payable                    73,028       61,045       60,934       58,194       56,986       53,790
     Other Accrued Liabilities                141,466      105,092       99,094       97,515       95,015       92,373
  PRE-PETITION LIABILITIES                    578,167      529,787      523,678      517,840      515,518      510,959           --
TOTAL LIABILITIES                             578,167      582,994      586,262      598,551      592,428      601,775           --
                                         ============   ==========   ==========   ==========   ==========   ==========   ==========
STOCKHOLDER'S EQUITY (DEFICIT):
     Capital Stock                            122,827      122,833      122,838      122,842      122,847      122,852           --
     Pre-Petition Retained Deficit and
       Wholly-Owned Subsidiary Stock         (239,248)    (239,248)    (239,248)    (239,248)    (239,248)    (239,248)          --
     Post-Petition Change in Foreign
      Currency Translation                         --          (48)         (10)         (55)         (43)        (207)          --
     Post-Petition Retained Earnings /
      (Loss)                                       --       (7,680)     (14,187)     (21,220)     (23,179)     (24,869)          --
TOTAL STOCKHOLDER'S EQUITY / (DEFICIT)       (116,421)    (124,143)    (130,607)    (137,681)    (139,623)    (141,472)          --
TOTAL LIABILITIES & OWNER'S EQUITY            461,746      458,851      455,655      460,870      452,805      460,303           --
                                         ============   ==========   ==========   ==========   ==========   ==========   ==========

MOR-3

CASE NAME: PHILIP SERVICES CORPORATION
CASE NUMBER: 03-37718H2-11


                      SCHEDULE OF POST-PETITION LIABILITIES
                            [In Thousands of Dollars]


                                                 JUN - 2003   JUL - 2003   AUG - 2003   SEP - 2003   OCT - 2003   NOV - 2003
                                                 ----------   ----------   ----------   ----------   ----------   ----------
Trade Accounts Payable (a)                       $   18,132   $   16,291   $   23,544   $   24,007   $   27,032   $       --

Bank Indebtedness                                     5,453       10,220       14,631        8,942       11,132           --
Accrued Liabilities                                  22,521       26,004       29,575       31,246       34,836           --
Intercompany Payable / (Receivable)                   7,101       10,069       12,961       12,715       10,816           --
Secured Debt Post-Petition                               --           --           --           --        7,000           --
TOTAL POST-PETITION LIABILITIES (MOR-3)          $   53,207   $   62,584   $   80,711   $   76,910   $   90,816   $       --
                                                 ==========   ==========   ==========   ==========   ==========   ==========


(a) Trade accounts payable also includes manually accrued accounts payable invoices.

MOR-4

CASE NAME: PHILIP SERVICES CORPORATION
CASE NUMBER: 03-37718H2-11


                          AGING OF ACCOUNTS RECEIVABLE
                            [In Thousands of Dollars]

                          AGING OF ACCOUNTS RECEIVABLE

        MONTH                            JUN - 2003    JUL - 2003    AUG - 2003    SEP - 2003    OCT - 2003    NOV - 2003
                                         ----------    ----------    ----------    ----------    ----------    ----------
0-30                                     $   86,389    $   77,562    $   79,677    $   79,965    $   81,189    $       --
31-60                                        28,754        23,352        21,825        13,654        19,140
61-90                                        12,698        14,532        14,091         8,433         6,326
91 +                                         33,347        35,329        42,625        42,671        45,702
                                         ----------    ----------    ----------    ----------    ----------    ----------
Gross Trade Accounts Receivable             161,188       150,775       158,218       144,723       152,357    $       --
Less: Bad Debt Reserve                      (18,348)      (17,664)      (17,645)      (16,746)      (16,718)           --
                                         ----------    ----------    ----------    ----------    ----------    ----------
Accounts Receivable, net                 $  142,840    $  133,111    $  140,573    $  127,977    $  135,639    $       --
                                         ==========    ==========    ==========    ==========    ==========    ==========

MOR-5

CASE NAME: PHILIP SERVICES CORPORATION
CASE NUMBER: 03-37718H2-11


                           STATEMENT OF INCOME (LOSS)
                            [In Thousands of Dollars]

                                                                                                                          FILING
       MONTH                              JUN - 2003   JUL - 2003   AUG - 2003   SEP - 2003   OCT - 2003   NOV - 2003    TO DATE
                                          ----------   ----------   ----------   ----------   ----------   ----------   ----------
REVENUES (MOR-1)                          $   63,454   $   60,467   $   61,836   $   64,857   $   72,168                $  322,782
TOTAL COST OF REVENUES                        54,120       54,036       54,479       55,779       61,185                   279,599
GROSS PROFIT                              $    9,334   $    6,431   $    7,357   $    9,078   $   10,983   $       --   $   43,183
                                          ----------   ----------   ----------   ----------   ----------   ----------   ----------
OPERATING EXPENSES:
  Selling & Marketing                     $    1,351   $    1,504   $    1,467   $    1,454   $    1,470                $    7,246
  General & Administrative                     1,586        4,720        5,793        4,795        4,387                    21,281
  Professional Fees                            3,172        2,831        3,319        3,068        3,302                    15,692
  Other (attach list)                             --           --           --           --           --           --           --
TOTAL OPERATING EXPENSE                   $    6,109   $    9,055   $   10,579   $    9,317   $    9,159   $       --   $   44,219
                                          ----------   ----------   ----------   ----------   ----------   ----------   ----------
INCOME BEFORE INT, DEPR/TAX (MOR-1)       $    3,225   $   (2,624)  $   (3,222)  $     (239)  $    1,824   $       --   $   (1,036)
INTEREST EXPENSE                               1,254        1,077        1,096        1,504        1,344                     6,275
DEPRECIATION                                   2,393        2,371        2,355        2,344        2,339                    11,802
OTHER (INCOME) EXPENSES  (a)                    (390)        (387)        (609)        (376)        (476)                   (2,238)
DISCONTINUED OPERATIONS (INCOME) / LOSS        7,710          857          892       (2,292)         244                     7,411
TOTAL INT, DEPR & OTHER ITEMS             $   10,967   $    3,918   $    3,734   $    1,180   $    3,451   $       --   $   23,250
                                          ----------   ----------   ----------   ----------   ----------   ----------   ----------
NET INCOME BEFORE TAXES                   $   (7,742)  $   (6,542)  $   (6,956)  $   (1,419)  $   (1,627)  $       --   $  (24,286)
INCOME TAXES (BENEFIT)                           (62)         (35)          77          540           63                       583
                                          ----------   ----------   ----------   ----------   ----------   ----------   ----------
NET INCOME (LOSS) (MOR-1)                 $   (7,680)  $   (6,507)  $   (7,033)  $   (1,959)  $   (1,690)  $       --   $  (24,869)
                                          ==========   ==========   ==========   ==========   ==========   ==========   ==========



(a) PRINCIPALLY COMPRISED OF INTERCOMPANY INTEREST INCOME ON INTERCOMPANY NOTES RECEIVABLE FROM AFFILIATED NON-FILED CANADIAN ENTITIES OF THE COMPANY.

MOR-6

CASE NAME: PHILIP SERVICES CORPORATION
CASE NUMBER: 03-37718H2-11

                 REPORT OF CASH RECEIPTS AND CASH DISBURSEMENTS
                                 [In Thousands]


   CASH RECEIPTS AND                                                                                                      FILING
   DISBURSEMENTS                            JUN - 2003   JUL - 2003  AUG - 2003   SEP - 2003   OCT - 2003   NOV - 2003    TO DATE
                                            ----------   ----------  ----------   ----------   ----------   ----------  -----------
   1.    CASH-BEGINNING OF MONTH            $   16,851   $   17,693  $   13,408   $   18,885   $    8,889   $       --  $    16,851
                                            ----------   ----------  ----------   ----------   ----------   ----------  -----------
   RECEIPTS:
   2.    Industrial Services Group              39,828       35,353      30,551       35,245       35,769                   176,746
   3.    PSD Group                               4,884        5,726       6,907        3,673        1,144                    22,334
   4.    Metals Group                           42,830       29,803      24,440       35,571       27,777                   160,421
   5.    Corporate                                  --           --          --           --           --           --           --
   6.    Non Filed Entity Receipts               1,225        1,338       1,033          452           36                     4,084
   TOTAL RECEIPTS                               88,767       72,220      62,931       74,941       64,726           --      363,585
                                            ----------   ----------  ----------   ----------   ----------   ----------  -----------

   DISBURSEMENTS:
   7.    A/P DISBURSEMENTS:
   8.    Industrial Services Group              10,880       20,386      18,200       15,674       20,725                    85,865
   9.    PSD Group                                 867        1,178       1,749          170          132                     4,096
   10.   Metals Group                           19,952       25,726      25,852       29,425       32,431                   133,386
   11.   Corporate                               3,827        6,767       4,451        5,358        5,368                    25,771
   12.   TOTAL A/P DISBURSEMENTS                35,526       54,057      50,252       50,627       58,656           --      249,118
   13.   PAYROLL DISBURSEMENTS:
   14.   Industrial Services Group              12,779       13,589      14,767       12,994       16,775                    70,904
   15.   PSD Group                               2,501        2,096       1,631          611            3                     6,842
   16.   Metals Group                            2,295        3,001       2,153        2,124        2,653                    12,226
   17.   Corporate                               1,160          824         543          549          556                     3,632
   18.   TOTAL PAYROLL DISBURSEMENTS            18,735       19,510      19,094       16,278       19,987           --       93,604
   TOTAL DISBURSEMENTS FROM OPERATIONS          54,261       73,567      69,346       66,905       78,643           --      342,722
                                            ----------   ----------  ----------   ----------   ----------   ----------  -----------

   19.   PROFESSIONAL FEES                          --           10       1,071        1,526          549           --        3,156
   20.   U.S. TRUSTEE FEES                          --           --          94           --          168                       262
   21.   OTHER REORGANIZATION EXPENSES
          (attach list)                             --           --          --           --           --           --           --
   TOTAL DISBURSEMENTS                          54,261       73,577      70,511       68,431       79,360           --      346,140
                                            ----------   ----------  ----------   ----------   ----------   ----------  -----------
   22.   CLEARING INFLOWS (OUTFLOWS)            (5,952)       8,214        (904)      (8,100)       4,792           --       (1,950)
   23.   NET CASH FLOW                          28,554        6,857      (8,484)      (1,590)      (9,842)          --       15,495
   24.   RESTRICTED CASH   DUE FROM WELLS
          FARGO FOOTHILL                        27,712       11,142     (13,961)       8,406      (13,542)          --       19,757
   25.   CASH - END OF MONTH (MOR-2)        $   17,693   $   13,408  $   18,885   $    8,889   $   12,589   $       --  $    12,589
                                            ==========   ==========  ==========   ==========   ==========   ==========  ===========


                     * Applies to Individual debtor's only.

MOR-7

CASE NAME: PHILIP SERVICES CORPORATION
CASE NUMBER: 03-37718H2-11

                 TOTAL DISBURSEMENTS - DETAILED BY LEGAL ENTITY
                                 [In Thousands]

      BANKRUPTCY
NO.      NO.          FEIN                  NAME OF DEBTOR                              JUN - 2003   JUL - 2003   AUG - 2003
---   ----------   ----------    -----------------------------------------------        ----------   ----------   ----------

 1      37718      98-0131394    Philip Services Corporation                            $      528   $    1,028   $      298
 2      37719      88-0315217    21st Enviro Mgmt (NV)                                         178          178          174
 3      37726      05-0476858    21st Enviro Mgmt (RI)                                          --           --           --
 4      37727      36-2999642    ACE/Allwaste of Indiana, Inc.                                 136          193          259
 5      37728      58-1615191    Allwaste Tank Cleaning, Inc.E15                             1,163        2,358        2,262
 6      37729      63-1059703    Allworth, Inc.                                                103          151          162
 7      37731      91-0856173    BEI (WA), Inc.                                                892        3,187        3,168
 8      37733      58-1647392    Cappco Tubular Products, Inc.                                  --           --           --
 9      37735      34-1659465    Chem Freight, Inc.                                             --           --           --
 10     37736      65-0476480    Chem Pollution Control FL, Inc.                                79           90           35
 11     37737      11-3202344    Chem Pollution Control - NY, Inc.                             110          122          136
 12     37738      75-1730470    Chemical Reclamation Services, Inc.                           465          735          565
 13     37739      34-1852236    Cousins Waste Control, Inc.                                   331          420          449
 14     37740      38-2263067    Cyano-Kem, Inc.                                                --           --           --
 15     37741      72-0719253    Delta Maintenance, Inc.                                        94          157          506
 16     37742      25-1538512    D&L, Inc.                                                      --           --           --
 17     37743      72-0940971    International Catalysts, Inc.                                 330          466          444
 18     37744      61-1090856    Jesco, Inc.                                                   198          231          220
 19     37745      05-0436875    Northland Environmental , Inc.                                388          908          393
 20     37746      38-2387251    Nortru, Inc.                                                  782        1,230        1,295
 21     37747      37-1021508    Philip Environmental Services Corp.                         1,400        2,450        1,199
 22     37748      15-0433570    Philip Metals (USA), Inc.                                      --           --           --
 23     37749      76-0284668    Philip Reclamation Corp. Houston, Inc.                        307          270          326
 24     37750      42-1167435    Philip North Central, Inc.                                    324          427          482
 25     37751      95-3484009    Philip Transportation & Remediation, Inc.                   1,330        1,515        1,357
 26     37752      91-1420891    PSC Environmental Services, Inc.                               --           --          898
 27     37753      31-1574374    PSC Metals, Inc.                                           22,247       28,727       28,005
 28     37754      76-0303456    PSC Recovery Systems, Inc.                                    187          416          354
 29     37755      76-0474965    PSC Industrial Outsourcing, Inc.                           20,618       25,568       22,964
 30     37756      98-0185025    PSC Industrial Services, Inc.                                  --           --           --
 31     37757      22-2301518    Republic Environmental Recycling  (New Jersey) Inc.            --           --           --
 32     37758      23-2146567    Republic Environmental System (Pennsylvania), Inc.            305          803          647
 33     37759      52-2062642    Luntz Acquisition                                              --           --           --
 34     37760      25-1509265    Republic Environmental System
                                  (Transportation Group), Inc.                                 120          239          106
 35     37761      22-2713662    Republic Environmental System
                                  (Technical Services Group), Inc                               --           --           --
 36     37762      91-1358675    Resource Recovery Corporation                                   1            1            1
 37     37763      95-2139931    Rho-Chem, Inc.                                                225          214          223
 38     37764      52-2026970    RMF Global, Inc.                                              157          182          214
 39     37765      38-2736173    RMF Industrial Contracting, Inc.                            1,154        1,214        3,276
 40     37766      72-1285495    Serv-Tech EPC, Inc.                                            --           --           --
 41     37768      72-0650854    Serv-Tech EPC Subsidiary, Inc.                                 --           --           --
 42     37769      43-1198595    Solvent Recovery Corp.                                         96           89           86
 43     37770      23-2246990    Thermal-KEM, Inc.                                              12            6            7
 44     37772      76-0109675    Total Refractory Systems, Inc.                                 --           --           --
                                                                                        ----------   ----------   ----------
                                 TOTAL DISBURSEMENTS                                    $   54,261   $   73,577   $   70,511
                                                                                        ==========   ==========   ==========
      BANKRUPTCY                                                                                                         FILING
NO.      NO.         FEIN                  NAME OF DEBTOR                           SEP - 2003  OCT - 2003  NOV - 2003   TO DATE
---   ----------  ----------    -----------------------------------------------     ----------  ----------  ----------  ----------

1      37718      98-0131394    Philip Services Corporation                         $    2,102  $    2,244  $       --  $    6,200
2      37719      88-0315217    21st Enviro Mgmt (NV)                                       --         264          --         794
3      37726      05-0476858    21st Enviro Mgmt (RI)                                      168          --          --         168
4      37727      36-2999642    ACE/Allwaste of Indiana, Inc.                              193         199          --         980
5      37728      58-1615191    Allwaste Tank Cleaning, Inc.E15                          2,015       2,017          --       9,815
6      37729      63-1059703    Allworth, Inc.                                             161         178          --         755
7      37731      91-0856173    BEI (WA), Inc.                                           2,946       4,017          --      14,210
8      37733      58-1647392    Cappco Tubular Products, Inc.                               --         781          --         781
9      37735      34-1659465    Chem Freight, Inc.                                          --          --          --          --
10     37736      65-0476480    Chem Pollution Control FL, Inc.                             80         108          --         393
11     37737      11-3202344    Chem Pollution Control - NY, Inc.                          128         164          --         660
12     37738      75-1730470    Chemical Reclamation Services, Inc.                        467         652          --       2,884
13     37739      34-1852236    Cousins Waste Control, Inc.                                335         335          --       1,869
14     37740      38-2263067    Cyano-Kem, Inc.                                             --          --          --          --
15     37741      72-0719253    Delta Maintenance, Inc.                                     --          --          --         757
16     37742      25-1538512    D&L, Inc.                                                   --          --          --          --
17     37743      72-0940971    International Catalysts, Inc.                              359         707          --       2,306
18     37744      61-1090856    Jesco, Inc.                                                151         216          --       1,016
19     37745      05-0436875    Northland Environmental , Inc.                             615         573          --       2,877
20     37746      38-2387251    Nortru, Inc.                                               918       1,055          --       5,280
21     37747      37-1021508    Philip Environmental Services Corp.                      1,745       2,415          --       9,209
22     37748      15-0433570    Philip Metals (USA), Inc.                                   --          --          --          --
23     37749      76-0284668    Philip Reclamation Corp. Houston, Inc.                     247         293          --       1,443
24     37750      42-1167435    Philip North Central, Inc.                                 497         525          --       2,256
25     37751      95-3484009    Philip Transportation & Remediation, Inc.                1,511       1,889          --       7,602
26     37752      91-1420891    PSC Environmental Services, Inc.                            --          --          --         898
27     37753      31-1574374    PSC Metals, Inc.                                        28,162      31,650          --     138,791
28     37754      76-0303456    PSC Recovery Systems, Inc.                                 403         396          --       1,756
29     37755      76-0474965    PSC Industrial Outsourcing, Inc.                        23,532      26,917          --     119,599
30     37756      98-0185025    PSC Industrial Services, Inc.                               --          --          --          --
31     37757      22-2301518    Republic Environmental Recycling  (New Jersey) Inc.         --          --          --          --
32     37758      23-2146567    Republic Environmental System (Pennsylvania), Inc.       1,038         606          --       3,400
33     37759      52-2062642    Luntz Acquisition                                           --          --          --          --
34     37760      25-1509265    Republic Environmental System
                                 (Transportation Group), Inc.                              162         231          --         858
35     37761      22-2713662    Republic Environmental System
                                 (Technical Services Group), Inc                            --          --          --          --
36     37762      91-1358675    Resource Recovery Corporation                                1           3          --           7
37     37763      95-2139931    Rho-Chem, Inc.                                             205         325          --       1,193
38     37764      52-2026970    RMF Global, Inc.                                           203         249          --       1,005
39     37765      38-2736173    RMF Industrial Contracting, Inc.                            --         230          --       5,874
40     37766      72-1285495    Serv-Tech EPC, Inc.                                         --          --          --          --
41     37768      72-0650854    Serv-Tech EPC Subsidiary, Inc.                              --          --          --          --
42     37769      43-1198595    Solvent Recovery Corp.                                      81         115          --         467
43     37770      23-2246990    Thermal-KEM, Inc.                                            6           6          --          37
44     37772      76-0109675    Total Refractory Systems, Inc.                              --          --          --          --
                                                                                    ----------  ----------  ----------  ----------
                                TOTAL DISBURSEMENTS                                 $   68,431  $   79,360  $       --  $  346,140
                                                                                    ==========  ==========  ==========  ==========

MOR-7(a)

CASE NAME: PHILIP SERVICES CORPORATION
CASE NUMBER: 03-37718H2-11


                          BANK ACCOUNT RECONCILIATIONS
                            [In Thousands of Dollars]


                                           BOOK           BANK
                                          BALANCE        BALANCE      Difference
                                       ------------   ------------   ------------
Industrial Services Group              $      1,403   $        363   $      1,040
Project Services Group                           34             --             34
Metals Services Group                           735            801            (66)
Corporate                                    10,417         10,973           (556)
                                       ------------   ------------   ------------
    Total Cash                         $     12,589   $     12,137   $        452
                                       ============   ============   ============

MOR-8

CASE NAME: PHILIP SERVICES CORPORATION
CASE NUMBER: 03-37718H2-11


                      PAYMENT TO INSIDERS AND PROFESSIONALS
                            [In Thousands of Dollars]

                                                                                                                       FILING TO
PROFESSIONALS: NAME                    Jun - 2003   Jul - 2003   Aug - 2003   Sep - 2003   Oct - 2003   Nov - 2003       DATE
                                       ----------   ----------   ----------   ----------   ----------   ----------   ------------

 1  Sonnenschein, Nath, Rosenthal      $       --   $       --   $      687   $      843   $       --   $       --   $      1,530
 2  Porter & Hedges                            --           --          117          260           --           --            377
 3  Chanin Capital Partners                    --           --           73           --          215           --            288
 4  Andrews & Kurth                            --           --          147          135           --           --            282
 5  KPMG LLP                                   --           --           --          205           --           --            205
 6  Jeffries & Company                         --           --           --           --          203           --            203
 7  Seyfarth Shaw                              --           --            9           45           69           --            123
 8  Barack Ferrazaazno Kirschbaum              --           --           --           21           36           --             57
 9  Ernst & Young LLP                          --           --           35           --           --           --             35
 10 Van Ness Feldman                           --            8           --            8           18           --             34
 11 Brown McCarroll LLP                        --           --           --           --            5           --              5
 12 Mayer, Brown, Rowe                         --           --           --            1            3           --              4
 13 Anderson Kill & Olick P.C.                 --           --           --            3           --           --              3
 14 PriceWaterhouse Coopers                    --           --            2           --           --           --              2
 15 Mark A. Oathout                            --           --           --            2           --           --              2
 16 Blank Rom Comisky                          --           --           --            2           --           --              2
 17 Dierker & Glassmeyer                       --            2           --           --           --           --              2
 18 Honigman, Miller, Schwartz                 --           --           --            1           --           --              1
 19 Galloway, Johnson, Tompkins                --           --            1           --           --           --              1
TOTAL PROFESSIONALS (MOR-1)            $       --   $       10   $    1,071   $    1,526   $      549   $       --   $      3,156
                                       ==========   ==========   ==========   ==========   ==========   ==========   ============


MOR-9     Page 1 of 2

CASE NAME: PHILIP SERVICES CORPORATION
CASE NUMBER: 03-37718H2-11


                      PAYMENT TO INSIDERS AND PROFESSIONALS
                            [In Thousands of Dollars]


                                                                                                                     FILING
             INSIDERS: NAME          JUN - 2003   JUL - 2003   AUG - 2003   SEP - 2003   OCT - 2003   NOV - 2003     TO DATE
                                     ----------   ----------   ----------   ----------   ----------   ----------   ------------

  1 Donald Forlani                   $       23   $       24   $       37   $       25   $       30   $       --   $        139
  2 Robert Millstone                         25           22           32           24           22           --            125
  3 John Rent                                16           31           24           16           33           --            120
  4 Brian Recatto                            16           20           32           25           22           --            115
  5 Michael Ramirez                          21           19           29           24           19           --            112
  6 Michael Taff                             32           14           19           13           32           --            110
  7 David Andrews                            30           12           20           12           30           --            104
  8 Robert Lewis                             30           12           17           15           30           --            104
  9 Douglas McSorley                         13           25           19           18           27           --            102
 10 Robert Knauss                            18           14           24           14           16           --             86
 11 James Boggs                              12           12           20           15           19           --             78
 12 Robert Card                              17           10           14           10           17           --             68
 13 James Jacko                              10           15           13            8           15           --             61
 14 Linda Bogdanovic                          8           13           11            7           13           --             52
 15 Michael Stineman                          7           12           11            8           12           --             50
 16 Phillip Thurston                          7            9           14            9            9           --             48
 17 Steve Forystek                            8            8           10            8           10           --             44
 18 Gerald Francis                            6            6            9           15            6           --             42
 19 Deborah Huston                            8            7           11            8            7           --             41
 20 Felix Pardo                               7            3           --           14           --           --             24
 21 James Lanclos                             7            8            8           --           --           --             23
 22 Harold First                              6            3           --           13           --           --             22
 23 Roger Sheidler                            6            8            8           --           --           --             22
 24 Robert Mitchell                           6            3           --           12           --           --             21
 25 Jerry Leslie                              5            8            6           --           --           --             19
 26 Edmund Frost                              4            3           --           12           --           --             19
 27 Stanley Norman                            4            3           --           12           --           --             19
 28 Vince Gentile                             8            5           --           --           --           --             13
 29 Melissa Materna                           3            4            3           --           --           --             10
TOTAL INSIDERS (MOR-1)               $      363   $      333   $      391   $      337   $      369   $       --          1,793
                                     ==========   ==========   ==========   ==========   ==========   ==========   ============


MOR-9     Page 2 of 2